UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2015 (May 19, 2015)

KATE SPADE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As previously disclosed in the definitive proxy statement relating to the registrant’s 2015 annual meeting of stockholders (the “Proxy Statement”) of Kate Spade & Company (the “Company”), the Company proposed to the stockholders to amend the Company’s Certificate of Incorporation (as amended, supplemented and restated prior to the 2015 Annual Meeting, the “Certificate of Incorporation”) and the Company’s By-Laws (as amended, supplemented and restated prior to the 2015 Annual Meeting, the “By-Laws”) to decrease the required ownership threshold for stockholders to call a special meeting to twenty-five percent (25%) of the outstanding shares of common stock of the Company entitled to vote generally in the election of directors.  On May 19, 2015, the Company held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”), at which meeting stockholders affirmatively determined to so amend the Certificate of Incorporation and By-Laws.  Accordingly, the Company’s Certificate of Incorporation and By-Laws have been amended to permit stockholders holding twenty-five percent (25%) of the common stock of the Company to call a special meeting, effective as of May 19, 2015.

The amendments to the Certificate of Incorporation and the By-Laws are more fully described in the Company’s definitive proxy statement filed on April 9, 2015 with the Securities and Exchange Commission in connection with the 2015 Annual Meeting (the “Proxy Statement”).  The foregoing summaries of the amendments to the Certificate of Incorporation and the By-Laws are qualified in their entirety by reference to the text of the Certificate of Amendment to the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3(a) and is incorporated by reference, and the text of the Amendment to the By-Laws, a copy of which is attached hereto as Exhibit 3(b).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2015 Annual Meeting, the stockholders of the Company approved the Kate Spade & Company 162(m) Annual Incentive Plan (the “Performance Plan”), which had been previously approved by the Company’s Board of Directors.

For a description of the Performance Plan, please see “Proposal 3—Approval of the Kate Spade & Company 162(m) Annual Incentive Plan” in the Company’s Proxy Statement.  The Performance Plan was included as Exhibit A to the Proxy Statement and is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth under Item 3.03 above is hereby incorporated by reference into this Item 5.03.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2015, the Company held the 2015 Annual Meeting in North Bergen, New Jersey.  Of the 127,640,928 shares of common stock outstanding and entitled to vote at the 2015 Annual Meeting as of March 25, 2015, the record date, the holders of record of 120,037,827 shares of common stock were present, in person or by proxy, and entitled to vote at the 2015 Annual Meeting, constituting a quorum.  The matters considered and voted on by the Company’s stockholders at the 2015 Annual Meeting and the votes cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(i)  Election of directors:

	Number of	Votes			Broker

Name	Shares Voted	For	Against	Abstain	Non-Votes
Lawrence S. Benjamin	115,970,136	114,693,049	1,162,099	114,988	4,067,691
Raul J. Fernandez	115,970,136	114,611,639	1,243,794	114,703	4,067,691
Kenneth B. Gilman	115,970,136	114,422,450	1,433,000	114,686	4,067,691
Nancy J. Karch	115,970,136	115,263,086	594,046	113,004	4,067,691
Kenneth P. Kopelman	115,970,136	115,368,292	484,582	117,262	4,067,691
Craig A. Leavitt	115,970,136	115,691,870	156,278	121,988	4,067,691
Deborah J. Lloyd	115,970,136	115,096,432	761,280	112,424	4,067,691
Douglas Mack	115,970,136	115,749,108	95,243	125,785	4,067,691
Jan Singer	115,970,136	115,349,963	498,772	121,401	4,067,691
Doreen A. Toben	115,970,136	114,685,347	1,164,795	119,994	4,067,691

(ii)  Proposal to approve an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement:

	Votes

Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
115,970,136	43,515,866	72,297,734	156,536	4,067,691

(iii)  Proposal to approve the Kate Spade & Company 162(m) Annual Incentive Plan:

	Votes

Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
115,970,136	114,083,613	1,745,113	141,410	4,067,691

(iv)  Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year:

	Votes

Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
120,037,827	119,170,288	687,715	179,824	-

(v)  Proposal to approve amendments to the Company’s Certificate of Incorporation and By-Laws to decrease the required ownership threshold for stockholders to call a special meeting:

	Votes

Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
115,970,136	101,255,300	14,573,730	141,106	4,067,691

(vi)  Stockholder proposal regarding special meetings of stockholders, as described in the Company’s Proxy Statement:

	Votes

Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
115,970,136	43,475,775	72,331,814	162,547	4,067,691

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
Exhibit 3(a)	Certificate of Amendment to the Restated Certificate of Incorporation of Kate Spade & Company
Exhibit 3(b)	Amendment to the By-Laws of Kate Spade & Company
Exhibit 10.1	Kate Spade & Company 162(m) Annual Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATE SPADE & COMPANY

Date: May 22, 2015	By:	/s/ Christopher T. Di Nardo
	Name:	Christopher T. Di Nardo
	Title:	Senior Vice President – General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
Exhibit 3(a)	Certificate of Amendment to the Restated Certificate of Incorporation of Kate Spade & Company
Exhibit 3(b)	Amendment to the By-Laws of Kate Spade & Company
Exhibit 10.1	Kate Spade & Company 162(m) Annual Incentive Plan